THE COMMERCE FUNDS

Institutional Shares

Supplement dated August 18, 2005

to the Prospectus dated March 1, 2005

The last sentence of the second paragraph under the section entitled “Primary Investment Strategies” on page 23 is amended and restated to read as follows:

“The Fund will generally invest in companies located in emerging markets that are included in the MSCI EMF Index.”

The following Fees and Expenses table and Example replace the Fees and Expenses table and Example on page 27 of the Institutional Shares Prospectus.

“Fees and Expenses

The following table shows the fees and expenses that you currently pay directly or indirectly if you invest in this Fund. Shareholder Fees are paid directly from your account. Total Annual Fund Operating Expenses are deducted from the Fund’s assets, not from your account, so they affect the share price of the Fund.

	International Equity Fund Institutional Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales charge (load) Imposed on Purchases (as a percentage of offering price)		None
Maximum Sales Charge (load) Imposed on Reinvested Distributions		None
Maximum Deferred Sales Charge (load) Imposed on Redemptions		None
Redemption Fees (1)		2.00%
Annual Fund Operating Expenses (2) (expenses deducted from Fund assets)
Management Fees (3)		1.50%
Other Expenses
Shareholder Servicing Fees (4)	0.09%
Other Operating Expenses	0.59%
Total Other Expenses		0.68%

Total Annual Fund Operating Expenses (5)		2.18%
Less: Fee Waivers (3)		0.71%

Net Annual Fund Operating Expenses		1.47%

(1)	A redemption fee of 2.00% may be assessed on the proceeds of a redemption or exchange made within 30 days of the date of purchase. For more information on the redemption fee see “What Are My Options For Changing My Investment Within the Commerce Funds?”, “Redeeming Service Shares” and “General Policies.”
(2)	The Fund’s annual operating expenses have been restated to reflect amounts expected to be incurred for the current fiscal year.
(3)	The Adviser has contractually agreed to waive a portion of its management fees, at least until October 31, 2005. As a result of this fee waiver, Management Fees will not exceed 0.79% of average daily net assets.
(4)	Represents shareholder servicing fees of up to 0.25%, annualized, of the average daily net assets of Institutional Shares held under the Shareholder Administrative Services Plan.
(5)	The Adviser intends to voluntarily reimburse expenses, excluding interest, taxes and extraordinary expenses, during the current fiscal year to the extent necessary for the International Equity Fund to maintain Total Annual Fund Operating Expenses of not more than 1.72% of average daily net assets. The Adviser reserves the right to discontinue the expense reimbursement at any time.

Example: the following example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. It makes the following assumptions: you invest $10,000 in Institutional Shares of the Fund for the time periods indicated, your investment has a 5% return each year, and the Fund’s expenses remain the same. You should not consider this example to represent actual expenses in the past or the future. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year		3 Years	5 Years	10 Years
	$150	$614	$1,105	$2,458”

*    *    *    *

The section under the caption, “Service Providers – Sub-Adviser: Bank of Ireland Asset Management (U.S.) Limited” on page 92 of the Institutional Shares Prospectus is hereby amended to include the following:

“On May 11, 2005, the Board of Trustees appointed Alliance Capital Management L.P. (“Alliance”) as sub-adviser to the International Equity Fund effective as of the date of shareholder approval of a new sub-advisory agreement (“New Agreement”). The appointment of Alliance as sub-adviser to the Fund is subject to shareholder approval at a special meeting of the shareholders of the Fund. This meeting is expected to be held in the third calendar quarter of 2005. The Board also terminated the Sub-Advisory Agreement with BIAM (U.S.); BIAM (U.S.) will continue to serve as Sub-Adviser to the Fund pursuant to an interim sub-advisory agreement that expires the earlier of (i) October 8, 2005 and (ii) the date of approval by shareholders of the Fund of the New Agreement.

For the services provided and expenses assumed under the New Agreement, the Adviser will pay Alliance a monthly management fee out of the management fees it receives from the International Equity Fund at an annual rate of 0.80% of the first $25 million of the average daily net assets of the Fund; 0.65% of the next $25 million of the average daily net assets of the Fund; 0.55% of the next $50 million of the average daily net assets of the Fund; 0.45% of the next $100 million of the average daily net assets of the Fund; and 0.40% of the average daily net assets of the Fund in excess of $200 million. However, Alliance has notified the Adviser that it intends to enter into a waiver agreement with the Adviser under which it will agree to waive its sub-advisory fee to 0.58% of the average daily net assets of the Fund until the earlier of (i) the Fund’s assets are in excess of $150,000,000 and (ii) the eighteen-month anniversary of the New Agreement. On the last day of the calendar month following whichever of these events occurs first, the sub-advisory fee will adjust to the schedule set forth above. The net effect of the waiver agreement will be to reduce the sub-advisory fees paid under the schedule set forth above by 0.04% of average daily net assets of the Fund during the period that the waiver agreement is in effect. If shareholders approve the New Agreement, contractual management fees paid to the Adviser will not change; however, the actual management fees and net annual fund operating expenses paid by shareholders will increase. This is because the Adviser is passing on to shareholders the increase in sub-advisory fees under the New Agreement through a reduction in the Adviser’s existing fee waiver with the Trust. Assuming that the New Agreement is approved by shareholders and Alliance enters into a fee waiver agreement with the Adviser as described above, the Adviser will enter into a new contractual fee waiver agreement with the Trust resulting in actual management fees and net annual fund operating expenses for the Institutional Shares of the International Equity Fund of 0.97% and 1.65% of the average daily net assets of the Fund, respectively.

Alliance is a Delaware limited partnership. Alliance Capital Management Corporation (“ACMC”), an indirect wholly-owned subsidiary of AXA Equitable Life Insurance Co. (“AXA Equitable”), is the general partner of Alliance. AXA Equitable is in turn a wholly-owned subsidiary of AXA Financial Inc., which is itself wholly owned by AXA. AXA, through certain of its subsidiaries, has an approximate 61.3% economic interest in Alliance.

The address of Alliance’s and ACMC’s head office is 1345 Avenue of the Americas, New York, NY 10105. As of March 31, 2005, Alliance had approximately $533 billion in assets under management.”

*    *    *    *

The section entitled “Investment Adviser and Co-Administrator: Commerce Investment Advisors, Inc. (the “Adviser”)” on page 90 of the Institutional Shares Prospectus is hereby amended to include the following:

“The Adviser also serves as a Co-Administrator of each of the Funds and is entitled to receive a fee for services provided under the Co-Administration Agreement at the annual contractual rate of 0.12% of each Fund’s average daily net assets. This fee is subject to certain contractual waivers discussed in the “Fees and Expenses” sections in this Prospectus.”

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

THE COMMERCE FUNDS

Service Shares

Supplement dated August 18, 2005

to the Prospectus dated March 1, 2005

The last sentence of the second paragraph under the section entitled “Primary Investment Strategies” on page 23 is amended and restated to read as follows:

“The Fund will generally invest in companies located in emerging markets that are included in the MSCI EMF Index.”

The following Fees and Expenses table and Example replace the Fees and Expenses table and Example on page 27 of the Service Shares Prospectus.

“Fees and Expenses

The following table shows the fees and expenses that you currently pay directly or indirectly if you invest in this Fund. Shareholder Fees are paid directly from your account. Total Annual Fund Operating Expenses are deducted from the Fund’s assets, not from your account, so they affect the share price of the Fund.

	International Equity Fund Service Shares
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales charge (load) Imposed on Purchases (as a percentage of offering price)		3.50%
Maximum Sales Charge (load) Imposed on Reinvested Distributions		None
Maximum Deferred Sales Charge (load) Imposed on Redemptions (1)		1.00%
Redemption Fees (2)		2.00%
Annual Fund Operating Expenses (3)
(expenses deducted from Fund assets)
Management Fees (4)		1.50%
Distribution and Service (12b-1) Fees		0.25%
Other Expenses
Shareholder Servicing Fees (5)	0.09%
Other Operating Expenses	0.59%
Total Other Expenses		0.68%

Total Annual Fund Operating Expenses (6)		2.43%
Less: Fee Waivers (4)		0.71%

Net Annual Fund Operating Expenses		1.72%

(1)	A deferred sales charge of 1.00% is assessed on certain redemptions of shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.
(2)	A redemption fee of 2.00% may be assessed on the proceeds of a redemption or exchange made within 30 days of the date of purchase. For more information on the redemption fee see “What Are My Options For Changing My Investment Within the Commerce Funds?”, “Redeeming Service Shares” and “General Policies.”
(3)	The Fund’s annual operating expenses have been restated to reflect amounts expected to be incurred for the current fiscal year.
(4)	The Adviser has contractually agreed to waive a portion of its management fees, at least until October 31, 2005. As a result of this fee waiver, Management Fees will not exceed 0.79% of average daily net assets.
(5)	Represents shareholder servicing fees of up to 0.25%, annualized, of the average daily net assets of Service Shares held under the Shareholder Administrative Services Plan.

(6)	The Adviser intends to voluntarily reimburse expenses, excluding interest, taxes and extraordinary expenses, during the current fiscal year to the extent necessary for the International Equity Fund to maintain Total Annual Fund Operating Expenses of not more than 1.97% of average daily net assets. The Adviser reserves the right to discontinue the expense reimbursement at any time.

Example: the following example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. It makes the following assumptions: you invest $10,000 in Service Shares of the Fund for the time periods indicated, your investment has a 5% return each year, and the Fund’s expenses remain the same. You should not consider this example to represent actual expenses in the past or future. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$519	$1,016	$1,538	$2,967”

*    *    *    *

The section under the caption, “Service Providers – Sub-Adviser: Bank of Ireland Asset Management (U.S.) Limited” on page 93 of the Service Shares Prospectus is hereby amended to include the following:

“On May 11, 2005, the Board of Trustees appointed Alliance Capital Management L.P. (“Alliance”) as sub-adviser to the International Equity Fund effective as of the date of shareholder approval of a new sub-advisory agreement (“New Agreement”). The appointment of Alliance as sub-adviser to the Fund is subject to shareholder approval at a special meeting of the shareholders of the Fund. This meeting is expected to be held in the third calendar quarter of 2005. The Board also terminated the Sub-Advisory Agreement with BIAM (U.S.); BIAM (U.S.) will continue to serve as Sub-Adviser to the Fund pursuant to an interim sub-advisory agreement that expires the earlier of (i) October 8, 2005 and (ii) the date of approval by shareholders of the Fund of the New Agreement.

For the services provided and expenses assumed under the New Agreement, the Adviser will pay Alliance a monthly management fee out of the management fees it receives from the International Equity Fund at an annual rate of 0.80% of the first $25 million of the average daily net assets of the Fund; 0.65% of the next $25 million of the average daily net assets of the Fund; 0.55% of the next $50 million of the average daily net assets of the Fund; 0.45% of the next $100 million of the average daily net assets of the Fund; and 0.40% of the average daily net assets of the Fund in excess of $200 million. However, Alliance has notified the Adviser that it intends to enter into a waiver agreement with the Adviser under which it will agree to waive its sub-advisory fee to 0.58% of the average daily net assets of the Fund until the earlier of (i) the Fund’s assets are in excess of $150,000,000 and (ii) the eighteen-month anniversary of the New Agreement. On the last day of the calendar month following whichever of these events occurs first, the sub-advisory fee will adjust to the schedule set forth above. The net effect of the waiver agreement will be to reduce the sub-advisory fees paid under the schedule set forth above by 0.04% of average daily net assets of the Fund during the period that the waiver agreement is in effect. If shareholders approve the New Agreement, contractual management fees paid to the Adviser will not change; however, the actual management fees and net annual fund operating expenses paid by shareholders will increase. This is because the Adviser is passing on to shareholders the increase in sub-advisory fees under the New Agreement through a reduction in the Adviser’s existing fee waiver with the Trust. Assuming that the New Agreement is approved by shareholders and Alliance enters into a fee waiver agreement with the Adviser as described above, the Adviser will enter into a new contractual fee waiver agreement with the Trust resulting in actual management fees and net annual fund operating expenses for the Service Shares of the International Equity Fund of 0.97% and 1.90% of the average daily net assets of the Fund, respectively.

Alliance is a Delaware limited partnership. Alliance Capital Management Corporation (“ACMC”), an indirect wholly-owned subsidiary of AXA Equitable Life Insurance Co. (“AXA Equitable”), is the general partner of Alliance. AXA Equitable is in turn a wholly-owned subsidiary of AXA Financial Inc., which is itself wholly owned by AXA. AXA, through certain of its subsidiaries, has an approximate 61.3% economic interest in Alliance.

The address of Alliance’s and ACMC’s head office is 1345 Avenue of the Americas, New York, NY 10105. As of March 31, 2005, Alliance had approximately $533 billion in assets under management.”

*    *    *    *

The section entitled “Investment Adviser and Co-Administrator: Commerce Investment Advisors, Inc. (the “Adviser”)” on page 92 of the Service Shares Prospectus is hereby amended to include the following:

“The Adviser also serves as a Co-Administrator of each of the Funds and is entitled to receive a fee for services provided under the Co-Administration Agreement at the annual contractual rate of 0.12% of each Fund’s average daily net assets. This fee is subject to certain contractual waivers discussed in the “Fees and Expenses” sections in this Prospectus.”

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THE COMMERCE FUNDS

INSTITUTIONAL SHARES

SERVICE SHARES

Core Equity Fund

Growth Fund

Value Fund

MidCap Growth Fund

International Equity Fund

Asset Allocation Fund

Bond Fund

Short-Term Government Fund

National Tax-Free Intermediate Bond Fund

Missouri Tax-Free Intermediate Bond Fund

Kansas Tax-Free Intermediate Bond Fund

Supplement dated August 18, 2005

to the Statement of Additional Information dated March 1, 2005

The following paragraphs are added to the top of page 10 after the carry over paragraph:

“The International Equity Fund may invest its assets in countries with emerging economies or securities markets. These countries are located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. Political and economic structures in many of these countries may lack the social, political and economic stability characteristics of more developed countries. In general, the securities of these countries are less liquid, subject to greater price volatility, have smaller market capitalizations and have problems with securities registration and custody. As a result, the risks presented by investments in these countries are heightened. Additionally, settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve the Fund’s delivery of securities before receipt of payment for their sale. Settlement or registration problems may make it more difficult for the Fund to value its portfolio securities and could cause the Fund to miss attractive opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations.

Unanticipated political, economic or social developments may affect the value of the International Equity Fund’s investments in emerging market countries and the availability to the Fund of additional investments in these countries. Some of these countries may have in the past failed to recognize private property rights and may have at times nationalized or expropriated the assets of private companies. There have been occasional limitations on the movements of funds and other assets between different countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make the Fund’s investments in such countries illiquid and more volatile than investments in Japan or most Western European countries, and the Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.”

The following paragraphs in the section entitled “Management of the Commerce Funds – Trustees and Officers of the Trust” on pages 65 and 66 are amended and restated in their entirety:

“INDEPENDENT TRUSTEES

Other Directorships
Held by Trustee[2]
Charles W. Peffer	Garmin Ltd. (navigation,
communications, and
information devices)

INTERESTED TRUSTEES

Principal Occupation(s)
During Past 5 Years
*Warren W. Weaver	Retired. Director of
Milbank Mfg. Co.;
Director of Roddis LBR.

*	These Trustees are interested persons of the Trust for the following reasons. Mr. Weaver is an officer of the Trust and owns shares of Commerce Bancshares, Inc., parent company of the Adviser. Mr. Galt is Chairman of The Commerce Trust Company, an affiliate of the Trust.”

The following paragraphs are added to the section entitled “Investment Sub- Adviser” on page 74:

“On May 11, 2005, the Board of Trustees appointed Alliance Capital Management L.P. (“Alliance”) as sub-adviser to the International Equity Fund as of the date of shareholder approval of a new sub-advisory agreement (“New Agreement”). At the same time, the Board terminated the Sub-Advisory Agreement with BIAM and approved an interim agreement that will expire upon the earlier of October 8, 2005 and the date of the approval by shareholders of the New Agreement. Alliance’s responsibilities under the New Agreement will be substantially the same as BIAM’s responsibilities under the existing Sub-Advisory Agreement.

For the services provided and expenses assumed under the proposed New Agreement, the Adviser will pay Alliance a monthly management fee out of the management fees it receives from the International Equity Fund at an annual rate of 0.80% of the first $25 million of the average daily net assets of the Fund; 0.65% of the next $25 million of the average daily net assets of the Fund; 0.55% of the next $50 million of average daily net assets of the fund; 0.45% of the next $100 million of assets; and 0.40% of average daily net assets of the Fund in excess of $200 million. However, Alliance has notified the Adviser that it intends to enter into a waiver agreement with the Adviser under which it will agree to waive its sub-advisory fee to 0.58% of average daily net assets of the Fund until the earlier of (1) the Fund’s assets are in excess of $150,000,000 and (2) the eighteen-month anniversary of the New Agreement. On the last day of the calendar month following whichever of these events occurs first, the sub-advisory fee will adjust to the schedule set forth above. If shareholders approve the New Agreement, contractual management fees will not change; however, assuming the management fee waivers of both the Adviser and Alliance, the actual management fees paid by shareholders will increase from 0.79% of average daily net assets to 0.97% of average daily net assets.

Alliance is a Delaware limited partnership. Alliance Capital Management Corporation (“ACMC”), an indirect wholly-owned subsidiary of AXA Equitable Life Insurance Co. (“AXA Equitable”), is the general partner of Alliance. AXA Equitable is in turn a wholly-owned subsidiary of AXA Financial Inc., which itself if wholly owned by AXA. AXA, through certain of its subsidiaries, has an approximate 61.3% economic interest in Alliance.

The address of Alliance’s and ACMC’s head offices is 1345 Avenue of the Americas, New York, NY 10105. As of March 31, 2005, Alliance had approximately $533 billion in assets under management.”

The following titles are added and/or amended on page 75 to read:

“Board Review of Investment Advisory Agreement and Sub-Advisory Agreements

Commerce and BIAM”

The following section is added immediately before the section entitled “Custodian and Transfer Agent” on page 77:

“Alliance

In evaluating, approving and recommending to the Fund’s shareholders that they approve the New Agreement with Alliance, the Board requested and evaluated information provided by Commerce and Alliance at meetings held on May 9, 10, and 11, and June 21, 2005, which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether terminating the Old Agreement with BIAM and entering into the New Agreement with Alliance was in the best interests of the Fund and its shareholders. In their deliberations, the Board did not identify any particular information that was controlling, and each Board member attributed different weights to the various factors. In recommending that the shareholders approve the New Agreement, the Board considered many factors, including the following.

The Board received oral presentations from three principals of Alliance who would be providing services under the New Agreement and was favorably impressed with the breadth and depth of experience of these principals and the entire Alliance management team. The Board also believed that Alliance’s large equity analyst staff located around the world in markets in which the Fund would invest could benefit the Fund. Moreover, Alliance had broad experience in emerging markets in which the Fund would be investing. The Board also took into consideration that Alliance had a rigorous quantitative and fundamental investment process, which Commerce believed could potentially reduce tracking error versus the Fund’s benchmark and thereby improve Fund performance. In addition, Alliance was an experienced sub-adviser of registered mutual funds and, according to Commerce and Alliance’s presentation, had a broad and deep compliance infrastructure. In this regard, the Board received and considered information from the Alliance representatives at the May meeting with respect to settlements entered into with the New York Attorney General and the United States Securities and Exchange Commission in connection with market timing and other regulatory issues. Under these settlements, Alliance was required to make extensive improvements to its governance, internal controls and compliance infrastructure; the Alliance representatives reviewed the status of these initiatives as well as other pending litigation with the Board. Alliance also provided assurances that any pending legal proceedings were not likely to materially adversely affect its ability to provide advisory services to the Fund. The Board considered the depth and quality of Alliance’s client service team and the willingness of the team to communicate directly with the Board and with Commerce by whatever means the parties determined to be most effective. In forming its conclusions about the nature, quality and extent of Alliance’s services, the Board reviewed, among other things, Alliance’s Form ADV, Code of Business Conduct and Ethics, answers to Board counsel’s written questions, answers to Commerce’s request for proposal (“RFP”) and written materials presented to the Board on May 9, 2005 and June 21, 2005.

At the meetings, the Board of Trustees reviewed and considered, among other things, the performance of the Fund during the three-year period in which BIAM had managed the Fund as sub-adviser compared to Lipper peer groups and its prospectus benchmark, the MSCI® EAFE® Index. In this regard, Commerce provided the following performance information to the Board, which indicated that the Fund had lagged its prospectus benchmark, the MSCI EAFE Index, for the most recent one-year and three-year periods:

Total Returns as of 4/30 Each Period

(Institutional Shares)

	One Year	Three Years
International Equity Fund*	11.76%	5.31%
MSCI EAFE Index**	15.42%	10.94%

*	The total return of the Fund assumes reinvestment of dividends and distributions. Performance reflects expense limitations in effect. If expense limitations were not in place, the Fund’s performance would have been reduced. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

**	The MSCI EAFE Index (unhedged) is an unmanaged, market capitalization-weighted composite of securities in 21 developed markets outside of North America in Europe, Australia and the Far East. The Index figures do not reflect any deduction for fees, taxes or expenses.

The Board also reviewed third party information provided by Commerce that showed that the Fund lagged its peer mutual fund groups as well for approximately the same periods. Accordingly, the Board determined that it would be in the best interests of shareholders of the Fund to terminate the Old Agreement and appoint a new sub-adviser to manage the Fund.

The Board also reviewed the composite performance of Alliance’s other separate accounts and registered mutual funds having a similar investment style versus the same prospectus benchmark, the MSCI EAFE Index, for various periods beginning December 1999 through March 31, 2005. This information indicated that Alliance’s composite account performance was superior to that of BIAM’s.

The Board considered that the actual management fees paid by the Fund’s shareholders would increase if the New Agreement is approved. This is because the sub-advisory fees payable under the New Agreement and a Waiver Agreement (discussed below) will be higher than under the Old Agreement, and Commerce, which pays the sub-adviser out of its investment advisory fees, will be passing that increase on to shareholders. The Board reviewed the proposed sub-advisory fees, including the breakpoints, and considered information that showed that based on the Fund’s total average daily net assets of approximately $109 million as of March 31, 2005, contractual sub-advisory fees under the New Agreement will be a blended rate of 0.62% of average daily net assets of the Fund. At a meeting held on June 21, 2005, the Board reviewed and considered a form of Waiver Agreement between Commerce and Alliance under which Alliance would agree to reduce its sub-advisory fees to 0.58% of average daily net assets of the Fund until the first to occur of the Fund’s assets reaching $150,000,000 and the eighteen-month anniversary of the New Agreement. The Trustees considered the impact of the increase in sub-advisory fees and the corresponding increases in total management fees and total fund operating expenses on the Fund’s shareholders.

The Board reviewed comparative fee information provided by a third party, which indicated that the proposed management fees paid by the Fund’s Institutional Class shareholders would be in the fourth (or lowest) quartile of the Fund’s expense peer group and total fund operating expenses would be in the fourth quartile. For Service Shares, the comparison indicated that the Fund would be in the third and fourth quartile for management fees and total fund operating expenses, respectively. The Trustees also considered the advisory fee information that Alliance had presented for other sub-advised, registered mutual funds with investment objectives similar to that of the Fund. These comparisons assisted the Board in evaluating the reasonableness of the sub-advisory fees to be paid to Alliance.

With respect to other benefits that Alliance might realize from its relationship with the Fund, the Board considered that some of the Fund’s portfolio transactions might be executed through Alliance’s affiliated broker, Sanford C. Bernstein & Co. LLC. However, the Board considered that any such affiliated brokerage transactions would be subject to quarterly Board reporting and oversight and the restrictions imposed by the Investment Company Act of 1940 (the “1940 Act”). The Board also reviewed information presented by Alliance regarding brokerage and research services to be potentially received by Alliance in connection with placement of brokerage transactions on behalf of the Fund.

The Board also considered the information presented by Alliance on its anticipated profitability under the New Agreement as well as the profitability and cost information that Commerce had been provided at the November 10, 2004 meeting in connection with the renewal of its investment advisory agreement. Commerce represented to the Board that because its management fees would not increase, it did not expect that its profitability would increase as a result of the New Agreement from that which was presented in November 2004.

In evaluating economies of scale, the Board considered the fee breakpoints in the compensation payable under the New Agreement and the possibility of economies of scale to be achieved as Fund assets increase through the use of the breakpoint fee schedule.

On the basis of Alliance’s presentation to the Board and Commerce’s recommendation, the Board determined that it would be in the best interests of shareholders of the Fund to approve Alliance as the new sub-adviser to the Fund. After evaluating the factors set forth above in addition to other factors, the Board determined that the investment advisory fees to be paid to Alliance under the New Agreement were reasonable based on the services to be provided by Alliance to the Fund, the potential for improved Fund performance under Alliance’s management, the Fund’s current and future asset levels and the profits anticipated to be realized by Alliance under the New Agreement.”

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